Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Daniel Wildermuth, Trustee, Chairman of the Board, President and Chief Executive Officer of the Wildermuth Endowment Strategy Fund (the “Registrant”), certify that:

1.	The N-CSR of the Registrant for the period ended December 31, 2015, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Daniel Wildermuth _
Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer

Date:	March 9, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gerard Scarpati, Treasurer and Chief Financial Officer of the Wildermuth Endowment Strategy Fund (the “Registrant”), certify that:

1.	The N-CSR of the Registrant for the period ended December 31, 2015, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Gerard Scarpati _
Gerard Scarpati
Treasurer and Chief Financial Officer

Date:	March 9, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.